EXHIBIT 99.1

DEMPSEY & COMPANY, LLC
TABLE OF CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	1

CONSOLIDATED FINANCIAL STATEMENTS AT DECEMBER 31, 2000 AND SEPTEMBER 30, 2001 (UNAUDITED), FOR THE YEAR ENDED DECEMBER 31, 2000 AND FOR THE (UNAUDITED) NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 2001:

Consolidated Statements of Financial Condition	2

Consolidated Statements of Income (Loss)	3

Consolidated Statements of Changes in Members’ Capital	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6-11

i

INDEPENDENT AUDITORS’ REPORT

To	the Members of Dempsey & Company, LLC:

          We have audited the accompanying consolidated statement of financial condition of Dempsey & Company, LLC (the “Company”) as of December 31, 2000, and the related consolidated statements of income, changes in members’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Dempsey & Company, LLC at December 31, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/	Deloitte & Touche LLP

Ch	icago, Illinois
Feb	ruary 16, 2001

DEMPSEY & COMPANY, LLC

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31, 2000	September 30, 2001
		(Unaudited)

ASSETS
Cash	$11,557,888	$11,120,644
Securities owned—at market	20,749,779	10,024,611
Receivables from broker-dealers and clearing organizations	14,335,958	12,282,409
Investment in affiliate	709,505	—
Furniture and equipment—net of accumulated depreciation of $104,689 (December 31, 2000) and $213,278 (September 30, 2001)	162,233	589,347
Goodwill—net of accumulated amortization of $429,970 (September 30, 2001)	—	9,244,347
Specialist books—net of accumulated amortization of $219,000 (December 31, 2000) and $726,778 (September 30, 2001)	3,809,167	6,838,014
Exchange memberships—at cost	679,500	687,000
Other assets	575,605	3,484

Total assets	$52,579,635	$50,789,856

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities:
Securities sold, not yet purchased—at market	$ 7,911,608	$ 4,821,043
Payables to broker-dealers and clearing organizations	5,810,711	3,987,810
Accounts payable and accrued expenses	13,553,567	7,038,639
Deferred compensation	3,565,401	4,407,295

Total liabilities	30,841,287	20,254,787
Subordinated liabilities	5,510,000	7,010,000
Members’ capital	16,228,348	23,525,069

Total liabilities and members’ capital	$52,579,635	$50,789,856

See notes to consolidated financial statements.

DEMPSEY & COMPANY, LLC

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	Year Ended December 31, 2000	Nine Months Ended September 30,
		2000	2001
		(Unaudited)
REVENUES:
Trading—net of layoff charges	$151,533,452	$120,830,774	$67,592,063
Interest	1,059,327	831,697	809,806
Equity in income of affiliate	639,107	519,035	82,507
Other	433,904	215,088	93,889

Total revenues	153,665,790	122,396,594	68,578,265

EXPENSES:
Employee compensation and benefits	49,512,401	42,361,283	26,153,549
Payments for order flow	41,631,350	27,495,336	26,852,200
Exchange, execution, clearance, regulatory, and joint specialist fees	15,427,184	12,530,779	12,762,675
Occupancy and other	5,472,822	3,655,343	8,078,776
Interest	740,884	456,305	551,906

Total expenses	112,784,641	86,499,046	74,399,106

NET INCOME (LOSS)	$ 40,881,149	$ 35,897,548	$ (5,820,841)

See notes to consolidated financial statements.

DEMPSEY & COMPANY, LLC

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL

YEAR ENDED DECEMBER 31, 2000 AND NINE MONTHS ENDED
SEPTEMBER 30, 2001 (UNAUDITED)

BALANCE, JANUARY 1, 2000	$ 9,633,030
Contributed capital	126,964
Distributions	(34,412,795)
Net income	40,881,149

BALANCE, DECEMBER 31, 2000	16,228,348
Contributed capital (Unaudited)	2,530,000
Issuance of members’ interest to officers as compensation (Unaudited)	3,597,000
Members’ notes receivable	(1,686,665)
Acquisition (Unaudited)	18,007,441
Distributions (Unaudited)	(9,330,214)
Net loss (Unaudited)	(5,820,841)

BALANCE, SEPTEMBER 30, 2001 (UNAUDITED)	$23,525,069

See notes to consolidated financial statements.

DEMPSEY & COMPANY, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2000	Nine Months Ended September 30,
		2000	2001
		(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$40,881,149	$35,897,548	$ (5,820,841)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Undistributed equity in income (losses) of affiliate	(59,693)	60,378	709,505
Depreciation of furniture and equipment	52,381	37,800	160,896
Issuance of members’ interest to officers as compensation	—	—	3,597,000
Amortization	184,334	89,722	815,915
Deferred compensation	1,854,700	1,874,604	(1,011,905)
Changes in assets and liabilities:
Securities owned	(3,560,947)	(5,100,737)	11,241,471
Receivables from broker-dealers and clearing organizations	10,206,184	2,266,535	2,355,082
Other assets	(44,089)	276,955	572,121
Securities sold, not yet purchased	(9,049,357)	(3,835,644)	(3,164,011)
Payables to broker-dealers and clearing organization	(443,681)	(2,134,113)	(1,790,654)
Accounts payable and accrued expenses	6,804,006	3,033,452	(7,394,059)

Net cash flows from operating activities	46,824,987	32,466,500	270,520

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of exchange membership	(9,500)	(9,500)	—
Purchase of specialists books	(3,000,000)	(3,000,000)	—
Repayment of loan receivable	1,000,000	—	—
Purchase of Robert C. Wilson & Company, Inc.	(1,097,000)	(1,097,000)	—
Purchases of furniture and equipment	(142,614)	(139,777)	(197,447)
Cash acquired in business acquisitions	—	—	6,476,204

Net cash flows from investing activities	(3,249,114)	(4,246,277)	6,278,757

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in note payable	—	5,715,000	—
Payments of subordinated liabilities	(2,330,000)	(1,330,000)	(600,000)
Issuance of subordinated liabilities	4,320,000	4,320,000	2,100,000
Distributions to members	(34,412,795)	(34,412,795)	(9,330,214)
Cash contributions from members	126,964	126,964	843,693

Net cash flows from financing activities	(32,295,831)	(25,580,831)	(6,986,521)

NET INCREASE (DECREASE) IN CASH	11,280,042	2,639,392	(437,244)
CASH, BEGINNING OF PERIOD	277,846	277,846	11,557,888

CASH, END OF PERIOD	$11,557,888	$ 2,917,238	$ 11,120,644

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION—cash paid for interest	$ 377,758	$ 360,305	$ 356,729

SUPPLEMENTAL INFORMATION OF NONCASH INVESTING AND FINANCING ACTIVITIES—
Acquisitions in exchange for membership interest:
Assets acquired (excluding cash)	$ —	$ —	$ 4,631,049
Cash acquired	—	—	6,476,204
Goodwill	—	—	9,674,317
Less: liabilities assumed	—	—	(2,774,129)

Total	$ —	$ —	$ 18,007,441

See notes to consolidated financial statements.

DEMPSEY & COMPANY, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2000 AND (UNAUDITED) NINE MONTHS
ENDED SEPTEMBER 30, 2000 AND 2001

1.    GENERAL

          Basis of Presentation—The accompanying consolidated financial statements include the accounts of Dempsey & Company, LLC (the “Company”) and its wholly owned subsidiary, Robert C. Wilson & Company, Inc. (“Robert Wilson”). The Company is owned by Dempsey & Company, Market Traders, Inc., and Pelech, Inc. Ownership percentages are 67.1%, 28.7% and 4.2%, respectively. All intercompany balances and transactions have been eliminated in consolidation.

          Nature of Operations—The Company, an Illinois limited liability company, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of the National Association of Securities Dealers (“NASD”).

          The Company is a Chicago Stock Exchange (“CHX”) specialist and a clearing member of the National Securities Clearing Corporation. A specialist is a broker–dealer authorized by the exchange to be a party through which all trading on the floor of the exchange is transacted. A specialist provides for a fair and orderly market for securities it is authorized to trade. The specialist must generally be ready to take the other side of a transaction when other buyers or sellers are not available. Trading gains and losses result from these activities. The Company also acts as a market maker for “over-the-counter” securities and engages in other proprietary trading activities.

          The Company does not carry customer accounts as defined in Rule 15c3-3 under the Securities Exchange Act of 1934.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Securities Transactions—Securities transactions and the related revenues and expenses thereon are recorded on a trade date basis. Securities owned and securities sold, not yet purchased, which consist of corporate stocks, are reported at market value and unrealized gains and losses on securities are included in net trading revenues. Market value is based on listed or quoted market prices.

          Investment in Affiliate—The investment in affiliate represents the Company’s investment in Dempsey-Blair, LLC, a limited liability company. This investment is accounted for on the equity method of accounting.

          Furniture and Equipment—Furniture and equipment are recorded at historical cost, net of depreciation. Depreciation on furniture and equipment is recorded on a straight-line basis over the estimated lives of the assets.

          Specialist Books—Specialist books represent a revocable license to trade and serve as a specialist for certain securities with the approval of the CHX. Specialist books are amortized on a straight-line basis over fifteen years with the related expense included in other expenses.

          Exchange Memberships—Exchange memberships are recorded at cost or, if an other than temporary impairment in value has occurred, at a value that reflects management’s estimate of the impairment. Management believes that no such impairment in value has occurred as of December 31, 2000.

          Translation of Foreign Currency—Assets denominated in foreign currencies are translated at the year-end rates of exchange. Unrealized gains or losses are recorded in other income.

          Deferred Compensation—The Company has an unqualified deferred compensation plan covering all of the Company’s traders. The amounts deferred are computed each month as a percentage of a trader’s profits, once specific trading income levels are reached. The compensation is deferred for a three-year period and does not earn interest. Deferred compensation is forfeited if a trader should cease employment with the Company prior to the date of payout.

          Income Taxes—The Company is treated as a partnership under the Internal Revenue Code. The Company allocates taxable income or loss to the members of the Company, who are responsible for reporting the taxes thereon. Accordingly, no income tax provision has been included in the determination of net income.

          Use of Estimates—The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Reclassifications—Certain prior year amounts have been reclassified to conform with the 2001 financial statement presentation.

          Unaudited Interim Financial Statements—The unaudited interim financial information as of September 30, 2001 and for the nine month periods ended September 30, 2000 and 2001, respectively, has been prepared on the same basis as the audited financial statements. In the opinion of management, such unaudited information includes all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of this interim information. Operating results for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001.

          Goodwill, which arose from the acquisitions that occurred in January 2001, (the “January Acquisitions”), is reflected in goodwill and is being amortized on a straight-line basis over fifteen years.

3. R	ECEIVABLES FROM AND PAYABLES TO BROKER-DEALERS AND CLEARING ORGANIZATIONS

          Amounts receivable from and payable to broker-dealers and clearing organizations consist of the following:

	As of December 31, 2000		As of September 30, 2001
	Receivable	Payable	Receivable	Payable
			(Unaudited)
Securities failed-to-deliver/receive	$12,179,037	$3,938,821	$ 9,770,535	$3,825,082
Deposit for trading accounts at broker-dealers	340,544	—	1,086,080	—
Deposits with clearing organizations	1,816,377	—	1,425,794	—
Deposit under clearing agreement	—	1,226,677	—	136,578
Fees and commissions payable	—	645,213	—	26,150

Total	$14,335,958	$5,810,711	$12,282,409	$3,987,810

The	deposit held by the Company relates to clearing services provided to a CHX floor broker. (See Note 13)

4.    LINE OF CREDIT

          The Company has established an $18,000,000 line of credit with its bank to finance the Company’s operations. Loans under this arrangement bear interest at the Federal Funds rate plus 1% (5.41% at December 31, 2000). The loans are payable on demand and are collateralized by securities owned by the Company. The line of credit is revolving and there was no outstanding balance at December 31, 2000.

5.    ACCOUNTS PAYABLE AND ACCRUED EXPENSES

          As of December 31, 2000, accounts payable and accrued expenses consists of accrued compensation of $7,008,368, operating accounts payable of $6,121,669 and other accrued liabilities totaling $423,530.

6.    SUBORDINATED LIABILITIES

          The Company has entered into subordinated credit agreements with its members. The borrowings are subordinate to the claims of all other creditors of the Company. They are covered by a subordination agreement approved by the designated regulatory organizations and are available in computing net capital pursuant to the SEC’s uniform net capital rule. These borrowings bear interest at an annual rate based on prime plus 3% to 5%, which is payable semiannually. At December 31, 2000, the weighted average rate was 13.2%. Interest expense on such borrowings in 2000 was $663,094.

          Maturities of subordinated liabilities are as follows:

	As of December 31, 2000	As of September 30, 2001
		(Unaudited)
2001	$4,480,000	$ 450,000
2002	365,000	5,795,000
2003	665,000	765,000

Total	$5,510,000	$7,010,000

7.    COMMITMENT

          The Company has entered into a noncancelable lease for its office premises, which expires April 30, 2005. The future minimum annual base rent payments required under this operating lease are as follows:

2001	$ 21,197
2002	22,536
2003	23,874
2004	25,213
2005	8,702

Total	$101,522

          The lease is subject to changes in operating costs of the facility. Total rental expense was $89,408 for the year ended December 31, 2000, which included base rent and operating costs.

8.    NET CAPITAL REQUIREMENTS

          The Company, as a registered broker-dealer, is subject to the Uniform Net Capital Rule (“Rule 15c3-1”) under the Securities Exchange Act of 1934 and is required to maintain “minimum net capital” equivalent to the greater of $100,000 or 6-2/3% of “aggregate indebtedness,” as these terms are defined.

          At December 31, 2000, the Company had unconsolidated net capital, as defined, of $11,594,798, which was $10,328,009 in excess of its required net capital of $1,266,789. At September 30, 2001, the Company had consolidated net capital, as defined, of $11,260,411 (unaudited), which was $10,446,149 (unaudited) in excess of its required net capital of $814,262 (unaudited).

9.    RELATED PARTY TRANSACTIONS

          The Company has entered into subordinated loan agreements with officers and members as discussed in Note 6 above.

          The Company is an investor in Dempsey-Blair, LLC, a limited liability company that operates as a specialist on the CHX. The Company provides administrative and other support services to Dempsey-Blair, LLC at no charge. Equity in earnings related to this investment was $639,107 for the year ended December 31, 2000. At December 31, 2000, the net receivable from Dempsey-Blair, LLC was $152,535, representing reimbursement of expenses paid by the Company on behalf of Dempsey-Blair, LLC. This amount is recorded in receivables from broker-dealers and clearing organizations in the statement of financial condition.

          All employees who trade on the CHX are required to have a membership to transact trades. The Company leases approximately 74% of its exchange memberships from its members or their affiliates. Rent expense associated with these seats was approximately $2.2 million for the year ended December 31, 2000.

10.    401(k) PLAN

          The Company sponsors a 401(k) Plan (the “Plan”) in which all employees are eligible to participate. Under the terms of the Plan, the Company is required to make annual contributions to the Plan equal to 6.25% of contributions made by employees. The Company’s total expense under this plan for the year ended December 31, 2000 was $500,520.

11. F	INANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

          In the normal course of business, the Company enters into transactions in financial instruments with varying degrees of off-balance-sheet risk. These financial instruments include corporate equity securities. The trading of these financial instruments is conducted with other registered broker-dealers. The Company also maintains bank accounts with balances that sometimes exceed federally insured limits. The Company’s exposure to credit risk associated with counterparty nonperformance on the above financial instruments is limited to the amounts reflected in the consolidated statement of financial condition.

          Securities sold, not yet purchased represent obligations of the Company to deliver specified securities at the contracted price, and thereby create a liability to repurchase the securities in the market at prevailing prices. These transactions may result in off-balance-sheet risk as the Company’s ultimate obligation to satisfy its obligation for securities sold, not yet purchased may exceed the amount recognized in the consolidated statement of financial condition.

12.    ACQUISITION OF ROBERT WILSON

          Effective April 7, 2000, the Company purchased all the outstanding stock of Robert Wilson, a CHX specialist, for $1,097,000. The transaction was accounted for as a purchase. In exchange for cash, the Company received assets that included two CHX memberships and specialist rights. The specialists rights will be amortized over fifteen years. As of the purchase date, Robert Wilson became an inactive broker-dealer.

13.    CLEARING ARRANGEMENT

          On December 1, 2000, the Company entered into an omnibus clearing agreement to provide clearing services for a Chicago Stock Exchange floor broker. The Company reports all positions of the floor broker and deducts the net positions, including applicable haircut deductions, from the Company’s reported net capital. Operating income earned from this arrangement was not material for the year ended December 31, 2000.

14.    CONTINGENT LIABILITIES

          In the ordinary course of business, the Company is subject to various claims and legal actions. In the opinion of management, the resolution of such matters will not have a material impact on the Company’s financial condition and results of operations.

15.    SUBSEQUENT EVENTS

          On January 29, 2001, four companies merged into Dempsey & Company, LLC. All four companies were members of the CHX engaged in Listed and OTC operations on the CHX floor. In addition, one company was involved with off the floor trading operations. All four companies transferred their CHX trading rights, cash and certain liabilities for equity in the Company in the form of membership interests. The fair value of the net assets and liabilities transferred total approximately $4.9 million. Combined net income of these entities would have approximated $65 million for the year ended December 31, 2000, which is not necessarily indicative of the results of future operations nor results that would have been achieved had the acquisitions taken place at the beginning of calendar year 2000. Immediately following the merger the Company formed a wholly owned subsidiary, GVR LLC. GVR LLC is a NASD member and trades bulletin board and OTC issues.

          Additionally on January 29, 2001, the officers of the Company contributed cash and note payables in exchange for proportional membership interests. The note payable portion of their purchase will be financed over a two-year period.

16.    JANUARY ACQUISITIONS (UNAUDITED)

          The acquisitions of the companies described in Note 15 were accounted for under the purchase method of accounting. The excess of the purchase price over the fair value of the net assets acquired resulted in goodwill of $9,674,317. The results of the operations of the acquired businesses have been included in the consolidated financial statements since the date of the acquisitions. Assuming the acquisitions had occurred on January 1, 2001, consolidated net revenue and net loss for the nine month period ended September 30, 2001, would have been $72,530,664 and $5,201,536, respectively, which is not necessarily indicative of the results of future operations nor results that would have been achieved had the acquisitions taken place at the beginning of calendar year 2001.

17.    ADDITIONAL SUBSEQUENT EVENTS (UNAUDITED)

          On June 15, 2001, the wholly-owned subsidiary, Robert Wilson, was liquidated. All remaining assets were transferred at cost to the Company.

          On October 1, 2001, all of the member interests in the Company were acquired by E*TRADE Group, Inc. for $178.2 million, $20 million of which was cash and the remaining $158.2 million in shares of E*TRADE Group, Inc. common stock.